EXHIBIT 99.2


         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

     On April 30, 2002, Interplay Entertainment Corp. ("Interplay" or "the Company") consummated the sale (the "Sale") of its majority owned subsidiary, Shiny Entertainment, Inc. ("Shiny") to Infogrames, Inc. ("Infogrames") pursuant to the terms of a Stock Purchase Agreement, dated April 23, 2002, as amended (the "Purchase Agreement "), among Interplay, Infogrames, Shiny, David Perry ("Perry") and Shiny Group, Inc. ("SGI"). Pursuant to the Purchase Agreement, Infogrames acquired all of the outstanding common stock of Shiny for approximately $47.2 million.

     Concurrently with the closing of the Sale, Interplay settled a legal dispute with Vivendi Universal Games, Inc., the distributor of Interplay's video games in North America, relating to the parties' distribution agreement. Interplay also settled legal disputes with LaSalle Business Credit, Inc., the company's former bank, and Brian Fargo, the company's founder and former Chief Executive Officer, relating to Interplay's April 2001 credit facility with LaSalle that was partially guaranteed by Fargo. The disputes with Vivendi, LaSalle and Fargo were dismissed, with prejudice, following consummation of the Sale.

     Additionally, in connection with the Sale, Interplay issued to Warner Bros., a division of Time Warner Entertainment Company, L.P., a Secured Convertible Promissory Note, due April 30, 2003, in the principal amount of $2,000,000 (the "Warner Bros. Note"). The note was issued in partial payment of amounts due Warner Bros. under the parties' license agreement for the video game based on the motion picture THE MATRIX, which is being developed by Shiny.

     The following pro forma financial data of the Company consists of an Unaudited Pro Forma Condensed Consolidated Balance Sheet, a 2002 Three Month Unaudited Pro Forma Condensed Consolidated Statement of Operations (the "2002 Three Month Pro Forma Statement of Operations"), a 2001 Unaudited Pro Forma Condensed Consolidated Statement of Operations (the "2001 Pro Forma Statement of Operations"), and together the "Pro Forma Statements".

     The Unaudited Pro Forma Condensed Consolidated Balance Sheet is presented as if the sale of Shiny and the other transactions noted above occurred on March 31, 2001. The 2002 Three Month Pro Forma Statement of Operations is presented as if the transactions were consummated on December 31, 2001. The 2001 Pro Forma Statement of Operations is presented as if the transactions were consummated on December 31, 2000.

     The Pro Forma Statements reflect the carrying value of assets sold, the consideration received, net of related transaction costs, as well as payments made to retire certain liabilities at the date of close, and the issuance of the Warner Bros. Note.

     The Pro Forma Statements should be read in conjunction with the historical financial statements of the Company, the related notes and "Management's Discussion and Analysis of Financial Condition and Results of Operations" included in the Company's Quarterly Report on Form 10-Q for the period ended March 31, 2002 and the Company's Annual Report on Form 10-K for the year ended December 31, 2001. The Pro Forma Statements are based upon currently available information and upon certain assumptions that the Company believes are reasonable under the circumstances. The Pro Forma Statements do not purport to represent what the Company's consolidated financial position or results of operations would actually have been if the aforementioned transactions in fact had occurred on such date or at the beginning of the periods indicated or to project the Company's consolidated financial position or results of operations at any future date or for any future periods.

                 INTERPLAY ENTERTAINMENT CORP. AND SUBSIDIARIES

            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                 MARCH 31, 2002


                         ASSETS                            ACTUAL      ADJUSTMENT      PRO-FORMA
                                                         -----------   -----------     -----------
Current Assets:                                                (IN THOUSANDS)
     Cash                                                 $      61     $   2,977  1    $   3,038
     Trade receivables from related parties, net              3,445                         3,445
     Trade receivables, net                                   1,986           (10) 2        1,976
     Note receivable                                              -        10,809  1       10,809
     Inventories                                              3,903                         3,903
     Prepaid licenses and royalties                          10,499                        10,499
     Other current assets                                       675           (13) 2          662
                                                         -----------   -----------     -----------
        Total current assets                                 20,569        13,763          34,332

Property and equipment, net                                   4,656          (453) 2        4,203
Other assets                                                    981          (981) 2            -
                                                         -----------   -----------     -----------
                                                          $  26,206     $  12,329       $  38,535
                                                         ===========   ===========     ===========

     LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
Current Liabilities:
     Accounts payable                                     $  15,524        (1,691) 1       13,353
                                                                             (480) 3
     Accrued royalties                                        5,959        (1,535) 1        4,216
                                                                             (208) 3
     Other accrued liabilities                                2,637          (239) 1        2,252
                                                                             (146) 3
     Advances from distributors and others                    7,167        (5,000) 1        2,167
     Advances from related party distributor                  9,618        (6,500) 1        3,118
     Loans from related parties                               4,318        (4,318) 1            -
     Payables to related parties                              8,764                         8,764
                                                         -----------   -----------     -----------
          Total current liabilities                          53,987       (20,117)         33,870
Long-term liabilities
     Note payable                                                 -         2,000  4        2,000
                                                         -----------   -----------     -----------
          Total liabilities                                  53,987       (18,117)         35,870

Commitments and contingencies

Stockholders' Equity (Deficit):
     Common stock                                                93                            93
     Paid-in capital                                        121,396                       121,396
     Accumulated deficit                                   (149,445)       30,446  5     (118,999)
     Accumulated other comprehensive income                     175                           175
                                                         -----------   -----------     -----------
          Total stockholders' equity (deficit)              (27,781)       30,446           2,665
                                                         -----------   -----------     -----------
                                                          $  26,206     $  12,329       $  38,535
                                                         ===========   ===========     ===========

                 INTERPLAY ENTERTAINMENT CORP. AND SUBSIDIARIES

                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)

                                                   THREE MONTHS ENDED MARCH 31, 2002            YEAR ENDED DECEMBER 31, 2001
                                                ---------------------------------------   ----------------------------------------
                                                 ACTUAL       ADJUSTMENT     PRO-FORMA       ACTUAL     ADJUSTMENT     PRO-FORMA
                                                ------------  ----------   ------------   ------------  ----------   -------------
                                                                     (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
Net revenues                                    $     9,207    $      -    $     9,207    $    35,136      $   -     $    35,136
Net revenues from related party distributors          6,168           -          6,168         22,653          -          22,653
                                                ------------  ----------   ------------   ------------  ----------   -------------
   Total net revenues                                15,375           -         15,375         57,789          -          57,789
Cost of goods sold                                    4,477           -          4,477         45,816          -          45,816
                                                ------------  ----------   ------------   ------------  ----------   -------------
   Gross profit                                      10,898           -         10,898         11,973          -          11,973
                                                ------------  ----------   ------------   ------------  ----------   -------------
Operating expenses:
   Marketing and sales                                1,654           -          1,654         20,038         (4)         20,034
   General and administrative                         3,016        (226)         2,790         12,622     (1,413)         11,209
   Product development                                4,698      (1,303)         3,395         20,603     (3,328)         17,275
                                                ------------  ----------   ------------   ------------  ----------   -------------
      Total operating expenses                        9,368      (1,529)         7,839         53,263     (4,745)         48,518
                                                ------------  ----------   ------------   ------------  ----------   -------------
      Operating income (loss)                         1,530       1,529          3,059        (41,290)     4,745         (36,545)
                                                ------------  ----------   ------------   ------------  ----------   -------------
Other income (expense):
   Interest expense                                    (942)        (30)          (972)        (4,285)      (120)         (4,405)
Other                                                   907           -            907           (241)         -            (241)
                                                ------------  ----------   ------------   ------------  ----------   -------------
Loss before provision for income taxes                1,495       1,499          2,994        (45,816)     4,625         (41,191)
Provision for income taxes                                -                                       500                        500
                                                ------------  ----------   ------------   ------------  ----------   -------------
Net income (loss)                               $     1,495    $  1,499    $     2,994    $   (46,316)   $ 4,625     $   (41,691)
                                                ------------  ----------   ------------   ------------  ----------   -------------
Cumulative dividend on participating
  preferred stock                               $       133    $      -    $       133    $       966    $     -     $       966
Accretion of warrant                                      -           -              -            266          -             266
                                                ------------  ----------   ------------   ------------  ----------   -------------
Net income (loss) available to common
  stockholders                                  $     1,362    $  1,499    $     2,861    $   (47,548)   $ 4,625     $   (42,923)
                                                ============  ==========   ============   ============  ==========   =============
Net income (loss) per common share:
    Basic                                       $      0.03                $      0.05    $     (1.23)               $     (1.11)
                                                ============  ==========   ============   ============  ==========   =============
    Diluted                                     $      0.02                $      0.05    $     (1.23)               $     (1.11)
                                                ============  ==========   ============   ============  ==========   =============
Shares used in calculating net income (loss)
    per common share:
    Basic                                        54,437,592                 54,437,592     38,670,343                 38,670,343
                                                ============  ==========   ============   ============  ==========   =============
    Diluted                                      54,502,505                 54,502,505     38,670,343                 38,670,343
                                                ============  ==========   ============   ============  ==========   =============

                 INTERPLAY ENTERTAINMENT CORP. AND SUBSIDIARIES

    NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

1.   Proceeds from the sale of Shiny

     On April 30, 2002, Interplay Entertainment Corp. ("Interplay"or "the Company") consummated the sale of its majority owned subsidiary, Shiny Entertainment, Inc. ("Shiny") to Infogrames, Inc. ("Infogrames"), for $47.2 million. The proceeds from the sale were paid to the Company or its designees as follows:

          Cash to Interplay                                         $  2,977
          Note receivable from Infogrames                             10,809
          Amounts paid directly to various debtors of Interplay:
            Accounts payable                                           1,691
            Accrued royalties                                          1,535
            Other accrued liabilities                                    239
            Advances from distributors and other                       5,000
            Advances from related party distributor                    6,500
            Loans from related parties                                 4,318
          Closing costs                                               14,120
                                                                    ---------
               Total proceeds                                       $ 47,189
                                                                    =========


2. The assets of Shiny sold to Infogrames include the following at historical book value

          Accounts receivable                       $      10
          Other current assets                             13
          Property and equipment, net                     453
          Other assets                                    981
                                                    ----------
                                                    $   1,457
                                                    ==========

3. Consideration received from Infogrames includes the assumption of the following liabilities of Shiny:

          Accounts payable                          $     480
          Accrued royalties                               208
          Other accrued liabilities                       146
                                                    ----------
                                                    $     834
                                                    ==========

4. To record the $2 million Secured Convertible Promissory Note, due April 30, 2003, and accruing interest at 6 percent per annum, issued to Warner Bros., a division of Time Warner Entertainment Company, L.P. ("Warner Bros. Note").

5.   Gain on sale of Shiny derived as follows:

     Gross proceeds from sale                  $ 47,189
     Net assets of Shiny                           (623)
     Expenses related to sale                   (14,120)
     Warner Bros. Note                           (2,000)
                                               ---------
     Net gain on sale                          $ 30,446
                                               =========

6.   To eliminate the operating results of Shiny.

7.   To reflect interest expense related to the Warner Bros. Note